UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

Heart Test Laboratories, Inc.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-41422	26-1344466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Reserve Street, Suite 360
Southlake, Texas	76092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (682) 237-7781

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSCS	The Nasdaq Stock Market LLC
Warrants	HSCSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth in Item 5.03 below is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported by Heart Test Laboratories, Inc. (the “Company”) in its Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on May 10, 2024 (the “May 10th Form 8-K”), on May 6, 2024, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Formation (the “Certificate of Amendment”) with the Secretary of State of Texas to, among other things, effect on the corporate level a one-for-one hundred reverse stock split (the “Reverse Stock Split”) of the Company’s shares of common stock, $0.001 par value per share (the “Common Stock”), and also to effect a one-for-one hundred Reverse Stock Split of the Company’s warrants (the “Warrants”).

The Company anticipates that its Common Stock and Warrants will begin trading on a split-adjusted basis on The Nasdaq Capital Market at the market open on May 17, 2024. The trading symbols for the Common Stock and the public Warrants will remain “HSCS” and “HSCSW,” respectively.

As a result of the Reverse Stock Split, every one hundred (100) shares of the pre-split issued and outstanding shares of Common Stock will automatically convert into one (1) post-split share of Common Stock. All fractional shares will be rounded up. Following the Reverse Stock Split, the new CUSIP number for the Common Stock will be 42254E302.

As a result of the Reverse Stock Split, equitable adjustments corresponding to the Reverse Stock Split ratio will be made to the Company’s outstanding Warrants such that every one hundred (100) shares of Common Stock that may be issued upon the exercise of the Warrants held immediately prior to the Reverse Stock Split will represent one share of Common Stock that may be issued upon exercise of such Warrants immediately following the Reverse Stock Split. Correspondingly, the exercise price per share of Common Stock attributable to the public Warrants immediately prior to the Reverse Stock Split will be proportionately increased, such that the exercise price per share of the Common Stock attributable to such public Warrants immediately following the Reverse Stock Split is $425.00, which equals the product of 100 multiplied by $4.25, the exercise price of the Public Warrants per share immediately prior to the Reverse Stock Split. The CUSIP will remain unchanged for the public Warrants.

For additional information regarding the Certificate of Amendment and the Reverse Stock Split, please see the May 10th Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEART TEST LABORATORIES, INC.

Date: May 15, 2024	By:	/s/ Andrew Simpson
	Name:	Andrew Simpson
	Title:	President, Chief Executive Officer and Chairman of the Board of Directors

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